UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2010

DayStar Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34052	84-1390053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7373 Gateway Blvd., Suite 2W

Newark, California 94560

(Address of Principal Executive Offices) (Zip Code)

(408) 582-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement, Secured Convertible Promissory Note and Warrant

DayStar Technologies, Inc. (the “Company”) and several investors entered into Purchase Agreements (the “Purchase Agreements”) dated July 22, 2010. Pursuant to the Purchase Agreements, the investors agreed to loan the Company money (the “Loan”) to fund ongoing research and development and related business operations. In connection with the Loans, the Company issued each investor a secured convertible promissory note (each, a “Note”) and a warrant (each, a “Warrant”) to purchase shares of the Company’s common stock. The exercise price on the Warrants is $1.25 per share.

The Notes purchased are convertible into shares of the Company’s common stock based on a $0.90 conversion price. The Notes carry an interest rate of 10% per annum. The original principal amount and number of shares subject to the Warrants are as follows:

Investor	Original Principal Amount	Shares Subject to Warrants
TD Waterhouse RRSP Account 230832S in trust for Peter Alan Lacey	$200,000	222,222
Michael Moretti	$350,000	388,888
Tejas Securities Group Inc. 401k Plan and Trust, FBO John J. Gorman	$200,000	222,222
Robert Weiss	$50,000	55,555

Mr. Lacey is the chairman of the Board of Directors and Mr. Weiss is the Company’s chief technology officer.

The foregoing descriptions of the Purchase Agreements, Notes and Warrants do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreements, Notes and Warrants which are included as exhibits to this report and which are incorporated herein by reference.

Security Agreement

As security for the Loan, the Company granted each of the investors a security interest in the Company’s contracts, intellectual property and all of the Company’s other assets.

Registration Rights Agreement

In connection with the transactions discussed above, the Company and the investors also entered into Registration Rights Agreements (the “Registration Rights Agreements”) pursuant to which the Company granted the investors registration rights with respect to the shares of the Company’s common stock that may be issued upon either conversion of the Note or exercise of the Warrant.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement which is included as an exhibit to this report and which is incorporated herein by reference.

Amendment of Existing Notes and Warrants

On July 22, 2010, the Company and each of its existing lenders (other than Dynamic Worldwide Solar, LLC) also entered into amendments (the “Amendments”) providing that the maturity date of all existing notes would be extended to January 22, 2011. In connection with this extension of the maturity date, the Company agreed to reduce the exercise price of all of the warrants held by the lenders entering into the Amendment to $1.25 per share.

Stockholder Approval

The Amendment, the Notes and the Warrants all provide that no shares may be issued upon conversion of a note or exercise of a warrant in violation of the stockholder approval requirements of Nasdaq Listing Rule 5635.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference. These securities were sold pursuant to Regulation D and the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description

EX-10.1	Schedule of Material Details

EX-10.2	Form of Purchase Agreement

EX-10.3	Form of Secured Convertible Promissory Note

EX-10.4	Form of Registration Rights Agreement

EX-10.5	Form of Warrant

EX-10.6	Intercreditor Agreement

EX-10.7	Form of Amendment of Notes and Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

Date: July 28, 2010	By	/S/ PATRICK J. FORKIN III
Patrick J. Forkin III
Sr. VP Corporate Development

EXHIBIT INDEX

Exhibit No.	Description

EX-10.1	Schedule of Material Details

EX-10.2	Form of Purchase Agreement

EX-10.3	Form of Secured Convertible Promissory Note

EX-10.4	Form of Registration Rights Agreement

EX-10.5	Form of Warrant

EX-10.6	Intercreditor Agreement

EX-10.7	Form of Amendment of Notes and Warrants

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